Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
        Mark R. Ludviksen
        1001 Tahoe Blvd.
        Incline Village, NV 89451

5. Registrant's telephone number:  775.298-7500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2015 through
                              December 31, 2015


Item 1.  Report to Stockholders

Zazove Convertible Securities Fund, Inc.
Annual Report
December 31, 2015


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS (UNAUDITED)                          1-2

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                                            3

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      4
  Schedule of Investments                                5-9
  Statement of Operations                                 10
  Statements of Changes in Net Assets                     11
  Statement of Cash Flows                                 12
  Notes to Financial Statements                        13-23
  Financial Highlights                                    24

PROXY VOTING POLICIES,DIVIDEND REINVESTMENT PLAN
AND TAX INFORMATION (UNAUDITED)                           25

FUND EXPENSES (UNAUDITED)                                 26

INVESTMENT ADVISORY AGREEMENT APPROVAL
(UNAUDITED)                                               27

DIRECTORS AND OFFICERS (UNAUDITED)                        28

Zazove Convertible Securities Fund, Inc.
Relative Historical Returns (Unaudited)
For the Period Ended December 31, 2015

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the one year, five year, ten year and fifteen year periods ended December 31, 2015. As illustrated in the graph, during this period the Fund's return was -19.11%,-0.02%, +3.42%
and +6.74%, respectively, while the return of the S&P 500 was +1.37%, +12.56%, +7.30% and +5.00%, respectively, the return of the Russell 2000 Index was -4.41%, +9.19%, +6.80% and +7.27%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was +0.55%,
+3.25%, +4.51% and +4.97%, respectively.]

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the period January 1, 1999 through December 31, 2015. As illustrated in the graph,during this period the Fund's cumulative return was +250.34%, while the return of the S&P 500 was +123.16%, the return of the Russell 2000 Index was +250.31% and the return of the Barclays
Capital U.S. Aggregate Bond Index was +128.15%.]

The returns for the Zazove Convertible Securities Fund, Inc. are presented after all fees and expenses.The returns of the S&P 500 Stock Index, the Russell 2000 Stock Index and the Barclays Capital U.S. Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Zazove Convertible Securities Fund, Inc.
Incline Village, Nevada


We have audited the accompanying statement of assets and liabilities of Zazove Convertible Securities Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects,the financial position of Zazove Convertible Securities
Fund, Inc. as of December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
February 22, 2016


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS

Investments, at fair value
(cost $68,390,764)                                $  53,919,538
Cash and cash equivalents, at fair value
(cost $1,059,252)                                     1,059,252
Receivables:
  Interest                                              299,298
  Dividends                                              15,466
  Securities sold                                       963,079
Other Assets                                              1,014

     Total assets                                    56,257,647


LIABILITIES

Payables:
  Capital shares redeemed                             2,598,929
  Subscriptions received in advance                     110,081
  Transfer agency fees                                    7,125
  Custody fees                                              650
  Professional fees                                      60,000
  Securities purchased                                1,324,926

     Total liabilities                                4,101,711

NET ASSETS                                        $  52,155,936

Net Assets consist of:
  Common stock ($.01 par value; 25,000,000 shares      $ 34,929
  authorized;3,492,912 shares issued and outstanding)
  Paid-in surplus                                    67,349,666
  Accumulated net realized loss on investments
  and securities sold short                            (104,907)
  Accumulated  net investment loss                     (652,526)
  Net unrealized depreciation on investments
  and securities sold short                         (14,471,226)

NET ASSETS                                           52,155,936

NET ASSET VALUE PER SHARE
 (based on 3,492,912 shares outstanding)	         $14.93


See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2015

                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENTS - 103%

Convertible Preferred Stock - 12%
United States - 12%


Affiliated Managers Group,Inc. 5.150%        23,160     1,311,435
   Due 10-15-37
Bunge Limited 4.875%			     20,775     1,925,583
Chesapeake Energy 5.750% (144A) (b)           1,200       246,000
Cowen Group, Inc. 5.625% (144A)(b)              940       706,175
Emmis Communications Corporation 6.250%      20,980        35,771
Energy XXI (Bermuda) Ltd. 5.625%              4,585        75,653
Iridium Communications 6.750%                 1,925       601,563
KeyCorporation 7.750% (d)                    10,270     1,350,505
New York Community Bancorp Trust 3.000%       1,090        54,364
   Due 11-01-51

Total Convertible Preferred Stock (cost $8,359,626)     6,307,047

Convertible Bonds - 76%

Argentina-1%
 MercadoLibre, Inc. (144A) 2.250%
  Due 07-01-19 (b)                          240,000       268,812

Canada-1%
B2Gold Corporation (144A)3.250%
  Due 10-01-18 (b)                          735,000       616,481

Germany-6%
Siemens AG (Reg S)                        3,000,000     3,217,500
  1.650% Due 08-16-19 (e)

Israel-3%
Teva Pharm (Series C) 0.250%                860,000     1,347,018
   Due 02-01-26 (d)

Mexico-1%
Cemex S.A. 3.750%                            600,000      562,500
   Due 03-15-18

Netherlands-0%
NXP Semiconductors NV 1.000%                200,000      219,760
   Due 12-01-19

Norway-1%
Golden Ocean Group Limited (Reg S)           800,000     620,000
  3.070% Due 01-30-19 (e)


United States - 63%
Aceto Corporation (144A) 2.000%              390,000      396,338
   Due 11-01-20 (b)
Aegerion Pharmaceuticals(144A) 2.000%        850,000      571,094
   Due 08-15-19 (b)
Air Lease Corporation 3.875%                 100,000      136,500
   Due 12-01-18
Alcoa, Inc. 1.625%                           140,000      143,850
   Due 10-15-19
Alon USA Energy, Inc. 3.000%                 462,000      547,170
   Due 09-15-18
Altra Holdings, Inc.                         240,000      258,750
   2.750% Due 03-01-31
Amyris, Inc. (144A) 6.500%                   730,000      533,813
   Due 05-15-19 (b)
Ashland, Inc. 6.500% 		           2,260,000    1,966,200
   Due 06-30-29
Carriage Services (144A) 2.750%              530,000      628,381
   Due 03-15-21 (b)
Cinedigm Corporation (144A)                  570,000      319,200
   5.500% Due 04-15-35 (b)
Colony Financial, Inc. 3.875%              1,000,000      934,950
   Due 01-15-21 (d)
Corenergy Infrastructure Trust             1,000,000      762,500
   7.000% Due 06-15-20
Cowen Group, Inc. (144A)                     380,000      368,125
   3.000% Due 03-15-19 (b)
Dycom Industries, Inc. (144A) 0.750%       1,060,000    1,045,425
   Due 09-15-21 (b)(d)
Endologix, Inc. (144A) 3.250%                660,000      717,750
   Due 11-01-20 (b)
EnerNOC, Inc. (144A) 2.250%                1,825,000    1,066,484
   Due 08-15-19 (b)(d)
Greenbrier Companies 3.500%                  870,000      964,069
   Due 04-01-18
Harmonic, Inc. (144A) 4.000%               1,100,000    1,047,750
   Due 12-01-20 (b)
Healthsouth Corporation 2.000%                20,000       21,525
   Due 12-01-43
Iconix Brand Group, Inc.                     700,000      355,250
   1.500% Due 03-15-18
Inphi Corporation (144A) 1.125%              220,000      210,375
   Due 12-01-20 (b)
Intel Corporation (144A) 3.250%            1,400,000    2,330,160
   Due 08-01-39 (b)(d)
Johnson & Johnson                          1,965,000    2,780,721
   0.000% Due 07-28-20 (c)(d)
Kaman Corporation (144A) 3.250%              505,000      645,769
   Due 11-15-17 (b)
KEYW Holding Corporation 2.500%            1,820,000    1,342,250
   Due 07-15-19 (d)
Laboratory Corporation of America Holdings   870,000    1,445,331
   0.000% Due 09-11-21 (c)(d)
Micron Technology, Inc. 1.625%               450,000      643,500
   Due 02-15-33
Molina Healthcare, Inc. 1.625%               370,000      444,740
   Due 08-15-44
NorthStar Realty Finance Corporation (144A)  620,000      621,550
   7.250% Due 06-15-27 (b)
NRG Yield, Inc. (144A)                        35,000       32,331
  3.500% Due 02-01-19 (b)
NRG Yield, Inc. (144A)                       580,000      491,188
  3.250% Due 06-01-20 (b)
Nuance Communications, Inc. (144A)           700,000      672,875
  1.000% Due 12-15-35 (b)
PDL BioPharma, Inc. 4.000%                   680,000      542,300
   Due 02-01-18
Pernix Therapeutics Holdings (144A)          530,000      318,994
   4.250% Due 04-01-21 (b)
Portfolio Recovery Associates, Inc. 3.000%   900,000      751,500
   Due 08-01-20
Priceline.com 1.000%                       1,130,000    1,610,928
   Due 03-15-18 (d)
Resource Capital Corporation 8.000%        1,265,000    1,214,400
   Due 01-15-20 (d)
Solazyme, Inc. (144A) 6.000%                 180,000       95,513
   Due 02-01-18 (b)
Solazyme, Inc. 5.000%                        690,000      336,375
   Due 10-01-19
Spectranetics Corporation 2.625%             615,000      466,785
   Due 06-01-34
Stillwater Mining Company                  1,255,000    1,198,525
   1.750% Due 10-15-32 (d)
SunEdison, Inc. 2.000%                       570,000      307,800
   Due 10-01-18
TiVo, Inc. (144A)                            160,000      138,808
   2.000% Due 10-01-21 (b)
Trinity Industries, Inc. 3.875%              920,000    1,100,550
   Due 06-01-36
Vishay Intertechnology, Inc. 2.250%           25,000       19,500
   Due 05-15-41
Workday, Inc. 0.750%                         300,000      343,695
   Due 07-15-18
Zaza Energy Corporation (144A)             1,390,000            0
  9.000% Due 08-01-17 (a)(b)

        Total United States                            32,891,584

Total Convertible Bonds (cost $42,646,719)             39,743,655


Corporate Bonds - 3%
United States - 3%
MIG,LLC Senior Secured Notes 17.5000%,     5,158,766    1,547,630
    Due 12-31-16 (a)

Total Corporate Bonds (cost $4,303,511)                 1,547,630

Common Stock - 6%
Bahamas - 1%
Vedanta Resources                            162,493      329,438

China-0%
Emerald Plantation Holdings (c)              180,362       36,072

Greece-0%
Star Bulk Carriers Corporation (c)            63,595       38,481

United States - 5%
Cumulus Media, Inc. (c)                    1,638,078      540,730
Emmis Communication (c)                      406,177      259,953
Radio One, Inc. (class D) (c)                379,365      652,508
School Specialty, Inc. (c)                     6,777      531,995
Stanley Black & Decker, Inc.                   4,876      520,415

      Total United States                               2,505,601

      Total Common Stock (cost $7,694,275)              2,909,593


WARRANTS - 4%
United States - 4%

Bank of America,
   expire 01-16-19 (c)                       36,180       210,568
General Motors Corporation-
   Class B, expire 01-10-19 (c)              80,600     1,313,313
JP Morgan Chase & Company,
   expire 10-28-18 (c)                       18,500       438,265
Kinder Morgan Energy Partners,
   expire 05-25-17 (c)                      920,000        55,292
MIG, LLC, expire 12-31-16 (c)                 1,076             0


      Total Warrants(cost $3,909,355)                   2,017,437

Call Options-0%
United States-0%
American Airlines Group, expire 1-15-16 (c)
                                                400       109,400

      Total Call Options (cost $168,360)                  109,400

Term Loan-2%
United States-2%
School Specialty, Inc. term loan          1,329,051     1,282,534
   9.500% Due 06-11-19

     Total Term Loan (cost $1,300,051)                 1,282,534

Escrow-0%
China-0%
Sino Forest Corpotation escrow (c)        1,180,000         2,242

     Total Escrow (cost $8,867)                             2,242

TOTAL INVESTMENTS (cost $68,390,764)                   53,919,538


(a) This security is in default or deferral and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the broker.
(e) Reg S securities are those offered and sold outside of the United States and thus are exempt from registration under Regulation S of the U.S. Securities Act of 1933. These securities are subject to restrictions on their sale.

    Percentages are based upon the fair value as a percent of net assets as of December 31, 2015.

See notes to financial statements.             (concluded)


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015



INVESTMENT INCOME:
  Interest                                             $874,257
  Dividends                                             765,015
  Other                                                   9,026

      Total investment income                         1,648,298

EXPENSES:
   Custody Fees                                          15,583
   Director Fees                                         15,000
   Insurance expense                                      4,961
   Management fees                                    1,099,511
   Margin Interest                                      173,924
   Professional fees                                     75,618
   Transfer agency fees                                 101,268
   Dividend expense                                      16,280
   Other                                                 10,756

        Total expenses                                1,512,901


NET INVESTMENT INCOME                                   135,397

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SECURITIES SOLD SHORT:
  Net realized gain on investments                    1,261,023
  Net realized gain on securities sold short            103,907
  Net change in unrealized depreciation
  of investments                                    (14,890,225)

     Net realized and unrealized loss from          (13,525,295)
     investments and securities sold short


NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $(13,389,898)


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2015 AND 2014


NET DECREASE IN NET ASSETS	                2015       2014
RESULTING FROM:

OPERATIONS:
Net investment income                       $135,397    $347,979
Net realized gain on investments           1,364,930   4,014,704
   and securities sold short
Net change in unrealized depreciation    (14,890,225) (6,161,816)
    of investments and securities
    sold short

Net decrease in net assets               (13,389,898) (1,799,133)
  resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income              (1,846,037)           0
From net capital gains                           0   (3,799,160)
Return of capital                                0     (156,687)

Net decrease in net assets from         (1,846,037)  (3,955,847)
   distributions to shareholders

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                  646,717    7,746,626
Reinvestment of distributions            1,818,642    3,900,675
Payments for shares redeemed            (8,207,380)  (6,906,105)

Net (decrease) increase in net          (5,742,021)   4,741,196
 assets resulting from capital
 share transactions

NET DECREASE IN NET ASSETS             (20,977,956)   (1,013,784)

NET ASSETS - Beginning of the year      73,133,892   $74,147,676

NET ASSETS - End of year               $52,155,936   $73,133,892

ACCUMULATED NET INVESTEMENT LOSS         $(652,526)  $  (484,584)



See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2015


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net decrease in net assets resulting from operations $(13,389,898) Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided
        by operating activities:
    Net change in unrealized depreciation                14,890,225
        of investments and securities sold short
    Net realized gain on investments and securities      (1,364,930)
        sold short
    Amortization and accretion, net                         553,621
    Purchases of investment securities                  (54,694,922)
    Proceeds from sale of investment securities          75,129,461
    Purchases of securities sold short                   (4,143,374)
    Proceeds from sale of securities sold short           4,247,280
    Changes in assets and liabilities:
      Decrease in receivables                               236,722
      Decrease in payables                                   (5,568)

           Net cash provided by operating activities     21,458,617

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold                                 756,798
  Payments for shares redeemed                          (10,320,636)
  Payments for distributions to shareholders                (27,395)
  Payments on margin balance due to broker               (51,112,599)
  Advances on margin balance due to broker                40,261,513

           Net cash used in financing activities         (20,442,319)

NET INCREASE IN CASH AND CASH EQUIVALENTS                  1,016,298

CASH AND CASH EQUIVALENTS - Beginning of year                 42,954

CASH AND CASH EQUIVALENTS - End of year                   $1,059,252

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the period for interest               $   173,924


See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2015


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a diversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are stated in United States dollars. The Fund is an investment company and follows accounting and reporting guidance within Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946, Financial Services-Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates-The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments-The valuation of the Fund's investments is in accordance with policies and procedures adopted by and under the supervision of the Board of Directors. Investments are recorded at fair value.

Common stock, certain convertible preferred securities and certain derivatives that are traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Common stock, certain convertible preferred securities and certain derivatives traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

Convertible bond securities, corporate bond securities, certain convertible preferred securities and certain derivatives are valued at the mid-point of independent bid and offer quotes received from dealers or brokers who make markets in such securities.

Securities for which market quotations are not available are valued at fair value as determined in good faith by the Investment
Advisor with the oversight of the Board of Directors pursuant to Board of Directors' approved procedures. In such cases, fair value is derived based on all relevant facts and circumstances including, among other things, fixed income and option pricing models and conversion value.

Cash and Cash Equivalents-Cash and cash equivalents represents cash held by the Fund's custodian.

Investment Transactions and Income-Security transactions are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income and expense is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and bond premium is amortized over the expected maturity of each applicable security using the effective interest method, as long as the collectability is not in doubt and the security is performing in accordance with its contractual terms.

Indemnifications - Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and Investment Advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties.
The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.


3.   FAIR VALUE MEASUREMENTS

FASB ASC Topic 820, Fair Value Measurement ("Topic 820"), defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments as of December 31, 2015:

                            Level1      Level2      Level3      Total
Convertible Preferred
   Stock                $1,350,505  $4,956,542          $0   $6,307,047
Convertible Bonds                0  39,743,655           0   39,743,655
Corporate Bonds                  0           0   1,547,630    1,547,630
Common Stock             2,012,088     568,067     329,438    2,909,593
Warrants                 2,017,437           0           0    2,017,437
Call Options               109,400           0           0      109,400
Term Loan                        0           0   1,282,534    1,282,534
Escrow                           0           0       2,242        2,242


Total Investments       $5,489,430 $45,268,264 $3,161,844  $53,919,538

The following table summarizes the Fund's common stock industry concentrations as of December 31, 2015:

                        Level1          Level2       Level3     Total
Diversified Metals    $      0               0      329,438     $329,438
 & Mining
Paper & Forest               0          36,072            0       36,072
 Products
Misc. Transportation    38,481               0            0       38,481
Broadcasting & Cable 1,453,191               0            0    1,453,191
Household Durables     520,416               0            0      520,416
Retail-Specialty             0         531,995            0      531,995

Total Common Stock  $2,012,088        $568,067     $329,438   $2,909,593

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                 Convertible  Corporate       Common
                                    Bonds       Bonds          Stock
Balance as of December 31, 2014   $954,138    $1,908,743    $434,215
Realized gain(loss)               (443,817)            0           0
Net change in appreciation        (496,983)     (104,122)   (209,000)
   (depreciation)
Purchases                                0             0           0
Sales/return of capital            (13,338)     (256,991)          0
Transfers into Level 3                   0             0     329,438
Transfers out of Level 3                 0             0    (225,215)

Balance as of December 31, 2015  $       0    $1,547,630    $329,438


                                                    Term     Other
                                  Warrants         Loans     Assets
Balance as of December 31, 2014    $82,600   $ 1,428,323   $      0
Realized gain                      189,720             0          0
Net change in appreciation         (21,405)      (39,339)     2,242
   (depreciation)
Purchases                          767,587             0          0
Sales/return of capital         (1,018,502)     (106,450)         0
Transfers into Level 3                   0             0          0
Transfers out of Level 3                 0             0          0

Balance as of December 31, 2015    $     0   $ 1,282,534     $2,242


For the year ended December 31, 2015, the net change in appreciation (depreciation) included in net assets related to Level 3 investments still held at the reporting date are as follows:


Convertible   Corporate   Common                Term     Other
Bonds           Bonds      Stock    Warrants    Loans    Assets
$(945,200)   $(104,122)       $0    $ 21,405  $(39,339)  $2,242


The Fund's policy is to recognize transfers between Levels at the end of the reporting period. For the year ended December 31, 2015, there were no transfers between Levels 1 and 2.


For the year ended December 31, 2015, a lack of market liquidity caused a level 2 common stock to be transferred into Level 3. In addition, a Level 3 commom stock was transferred to Level 1 common stock as a result of a recapitalization during the year ended December 31, 2015.

FASB Accounting Standards Update ("ASU") 2011-04 requires the following disclosures about fair value measurements of assets and liabilities classified as Level 3 within the fair value hierarchy: the valuation process used by the reporting entity and quantitative information about the unobservable inputs used in a fair value measurement.

The following table presents the quantitative information about the significant unobservable inputs and valuation techniques utilized to determine the fair value of the Fund's Level 3 investments as of December 31, 2015. The table includes Level 3 investments with values derived from third parties. Such investments are primarily based on broker/dealer quotes for which there is a lack of transparency as to inputs used to develop the valuations. The quantitative detail of these unobservable inputs is neither provided nor reasonably available to the Fund.


		  Fair Value at  Valuation     Unobservable   Amount/
Description    December 31, 2015  Technique     Inputs         Range

Assets:
Convertible Bonds       $    0   Discount to   Impact of
                                 asset         Industry sector
                                 valuation     market decline
                                 analysis      and liquidity
                                               discount         100%
Corporate Bonds     $1,547,630    Broker quote
Common Stock          $329,438    Discount to  Liquidity         50%
                                  comparable   Discount
                                  securities

Term Loan          $1,282,534     Broker quote
Other Asset        $    2,242     Broker quote


The significant unobservable input used in the fair value measurement of the Fund's Level 3 convertible bonds is a discount for lack of liquidity. A significant and reasonable increase or decrease in the liquidity discount would result in a significant decrease or increase in the fair value measurement.

The valuation process of Level 3 securities follows the valuation of investments policy as disclosed in footnote 2.



4. DERIVATIVES AND HEDGING

The Fund follows the provisions of FASB ASC topic 815, Derivatives and Hedging ("Topic 815"), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivative agreements.

As of and for the year ended December 31, 2015, the Fund held warrants which are considered derivative instruments under Topic 815. Warrants are convertible at the holder's option into a fixed number of shares of the issuer's common stock upon payment of the exercise price and are treated as convertible securities by the Fund. Warrants held by the Fund were either purchased or received pursuant to a restructuring or exchange transaction. Equity price is the primary risk exposure of warrants. Net realized gain on 185,977 warrants was $809,221 and is included in net realized gain on investments on the statement of operations. Net change in unrealized depreciation on 1,242,333 warrants was $4,610,088 and is included in net change in unrealized depreciation of investments on the statement of operations. As of December 31, 2015, the Fund held 1,056,356 warrants with fair value of $2,017,437 which is included in investments on the statement of assets and liabilities.

As of and for the year ended December 31, 2015, the fund held call options which are considered derivative instruments under Topic 815. Call options are an agreement that gives the Fund the right (but not the obligation) to buy a common stock, bond, commodity or other instrument at a specified price within a specified time period. Equity price is the primary risk exposure of call options. Net realized loss on 15,081 call options was $691,121 and is included in net realized gain on investments on the statement of operations. Net change in unrealized depreciation on 15,481 call options was $65,016 and is included in net change in unrealized depreciation of investments on the statement of operations. As of December 31, 2015, the fund held 400 call options with fair value of $109,400 which is included in investments on the statement of assets and liabilities.

FASB ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"), requires entities to disclose both gross and net information for recognized derivative instruments and financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01"), clarifies that the scope of ASU
2011-11 applies to derivatives accounted for in accordance with ASC Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements,and securities borrowing and securities lending transactions. As of and for the year ended
December 31, 2015, the Fund did not hold any derivative instruments that would require disclosure under ASU 2013-01.



5.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Upon approval of the Board of Directors, shares may be purchased as of the first business day of each month at the then net asset value per share. All subscription funds received after the first business day of the month will be tracked as subscriptions received in advance until the beginning of the following month, at which time shares will be issued and the subscription will be recorded as a component os net assets.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. On November 18, 2015, the Fund offered to repurchase shares as of December 31, 2015, which are reflected as capital shares redeemed on the statement of assets and liabilities. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There were no redemption fees charged during 2015.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the net asset value on the ex-distribution date unless Shareholders elect in writing to receive such distributions in cash.


In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Changes in Shares Outstanding        2015             2014

Shares sold                        35,856           373,913
Shares issued from reinvestment   116,281           203,160
of distributions
Shares redeemed                  (494,068)         (351,072)

Net (decrease) increase          (341,931)          226,001

Shares outstanding at the
beginning of year               3,834,843          3,608,842

Shares outstanding at the
end of the year                 3,492,912          3,834,843

6.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor and fund accountant pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor and fund accountant of the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


As of December 31, 2015, certain employees and affiliates of the Investment Advisor held 9.94% of the outstanding shares of the Fund.

Transactions with related parties were conducted on terms equivalent to those prevailing in an arm's length trancaction.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor received
$5,000 for their service to the Fund during 2015.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

7.   INCOME TAXES


FASB ASC Topic 740, Income Taxes ("Topic 740"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2012-2015 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.


The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Book to tax differences are primarily attributable to tax rules regarding contingent payment debt instruments and market discount bonds. To the extent these book to tax differences are permanent in nature, such amounts are reclassified among paid-in surplus, accumulated undistributed net realized gain
(loss) on investments and accumulated net investment income (loss). Accordingly, at December 31,2015, reclassifications were recorded to decrease accumulated undistributed net investment loss by $1,542,698, decrease accumulated net realized gains on investments and securities sold short by $1,542,563 and decrease paid-in surplus by $135.

At December 31, 2015, the Fund had undistributed ordinary income in the amount of $17,958 and no undistributed short term capital gains or undistributed long term capital gains for federal income tax purposes.

At December 31, 2015, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:


  Cost of investments on Statement of Assets
  and Liabilities                                $68,390,764

  Amortization and accretion cost adjustments
  not included in tax cost basis                    (207,297)

  Contingent payment debt instrument cost
  adjustments for tax purposes                       525,579

  Market discount bond cost adjustments
  for tax purposes                                   359,780

  Cost of investments for tax purposes           $69,068,826

  Gross tax unrealized appreciation                2,896,844
  Gross tax unrealized depreciation              (18,046,132)

  Net tax unrealized depreciation on investments $(15,149,288)


8. DISTRIBUTIONS TO SHAREHOLDERS

On July 22, 2015, the Fund's directors declared a dividend payable December 1, 2015 to shareholders of record on November 18, 2015. The December 1, 2015 dividend payment was
$0.52 per share.

The character of distributions paid during the years ended
December 31, 2015 and 2014 for federal income tax purposes were as follows.

                              2015                2014
Distributions paid from net
investment income and
short-term capital gains   $1,846,037          $59,327
Distributions paid from
long term capital gains             0        3,739,833
Return of Capital                   0          156,687
Total distributions paid   $1,846,037       $3,955,847


9.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investments were $62,714,775 and $80,328,740, respectively. There were no purchases or sales of long-term U.S. government securities.

10.   OFF-BALANCE-SHEET AND CONCENTRATION OF RISKS

The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long positions. There were no securities sold short as of December 31, 2015.

At December 31, 2015, the Fund's investments by industry concentrations (as a percentage of net assets) were as follows:


Healthcare Equipment & Supplies 10.4%
Conglomerates	                 8.3%
Semiconductors                   7.1%
Diversified Financials           6.7%
Real Estate                      5.3%
Pharmaceuticals                  5.0%
Software - Applications
& Systems                        4.5%
Chemicals                        3.8%
Foods                            3.7%
Precious Metals                  3.5%
Retail-Specialty                 3.5%
Misc. Transportation             3.1%
Internet Software & Services     3.1%
Misc. Media                      3.0%
Broadcasting & Cable             2.9%
Banks - Regional                 2.6%
Autos                            2.5%
Misc. Energy                     2.3%
Health Services                  2.1%
Oil Services                     2.1%
Misc. Utilities                  2.0%
Communications Equipment         2.0%
Misc. Industrials                2.0%
Aerospace & Defense              1.2%
Misc. Telecommunications         1.2%
Building Products                1.1%
Biotechnology                    1.0%
Utilities-Electric               1.0%
Household Durables               1.0%
Diversified Metals & Mining      0.9%
Banks-Major                      0.8%
Textiles & Apparel               0.7%
Consumer Services                0.6%
e-Commerce                       0.5%
Machinery                        0.5%
Oil-Integrated                   0.5%
Leisure Products                 0.3%
Airlines                         0.2%
Oil & Gas Products               0.1%
Natural Gas Diversified          0.1%
Savings & Loan                   0.1%
Paper & Forest Products          0.1%
Electronic Equipment &
Instruments                      0.0%

Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB
Bank, N.A.) for this purpose. In addition, the Fund has established an account with a brokerage firm (Citigroup) for the purpose of purchasing securities on margin. At December 31, 2015, the Fund did not have a margin account balance for securities purchased on margin. The Fund pledges sufficient securities as collateral for the margin account, if any, held by the custodian.
As the valuation of such securities fluctuates, the Fund may be required to pledge additional securities as collateral. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate (0.20% at December 31, 2015) plus 300 basis points. For the year ended December 31, 2015, margin interest expense was $173,924 as shown on the statement of operations. For the year ended December 31, 2015, the average margin balance and interest rate were $3,201,784 and 3.49%, respectively.


11.   SUBSEQUENT EVENTS

In accordance with FASB ASC Topic 855, Subsequent Events, management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

Management has determined that there are no material events that would require disclosure in the Fund's financial statements.


                        * * * * *
ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Five-Year Period Ended December 31, 2015


                               2015       2014    2013    2012    2011
Net Asset Value-
 Beginning of Year           $19.07     $20.55  $19.18  $17.36  $21.05

INCOME FROM INVESTMENT
 OPERATIONS:

Net investment income(a)       0.04       0.09    0.16    0.28    0.42
Net realized and
 unrealized gains or
 losses on investments        (3.66)     (0.55)   3.09    2.94   (2.31)

Total from investment
 operations                   (3.62)     (0.46)   3.25    3.22   (1.89)

Less distributions
to shareholders:

From net investment
income and short term
capital gains                  (0.52)    (0.02)  (0.59)  (0.95)  (1.15)
From long term
capital gains                   0.00     (0.96)  (1.29)  (0.45)  (0.65)
Return of capital               0.00     (0.04)   0.00    0.00    0.00

Total distributions
to shareholders                (0.52)    (1.02)  (1.88)  (1.40)  (1.80)
Net Asset Value-
 End of year                  $14.93    $19.07  $20.55  $19.18  $17.36

TOTAL RETURN(b)               (19.11)%   (2.27)% 17.02%  18.88%  (9.14)%


RATIOS/SUPPLEMENTAL DATA:

Net assets-
end of year         $52,155,936  $73,133,892 74,147,676 $66,525,082 $61,810,225
Ratio of expenses
to average net
assets(c)              2.27%         2.20%     2.33%       2.30%      2.21%
Ratio of net
investment income
to average net
assets                   0.20%       0.44%       0.75%       1.49%       1.99%
Portfolio turnover rate    89%          81%       100%         68%         77%

(a) Net investment income allocated based on average shares method.
(b) Total return assumes reinvestment of all dividends and distributions.
(c) Ratio of expenses to average net assets is determined including margin interest. The ratio excluding margin interest, which is a cost of capital, was 2.01%,1.85%, 1.96%, 1.99%, and 1.92%, for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
PROXY VOTING POLICIES (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.


DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Distributions from the Fund are recorded on the ex-distribution date. Pursuant to the Fund's Dividend Reinvestment Plan
("DRIP"), all ordinary and capital gain distributions are reinvested in Shares at the then prevailing net asset value.
Each Shareholder is automatically included in the DRIP unless the Fund receives a written request from the Shareholder to receive such distributions in cash, or cash and stock. In order to determine the number of shares to be received by each Shareholder that participates in the DRIP, the aggregate ordinary and capital gain distribution allocated to the Shareholder that is to be reinvested is divided by the Fund's Net Asset Value per share immediately after giving effect to the aggregate amount of the dividend distribution declared by the Fund. For federal income tax purposes, dividends paid by the Fund are taxable whether received in cash or reinvested in additional Shares pursuant to the DRIP. There are no fees, commissions or expenses associated with the participation in the DRIP and Shareholders may elect to terminate their participation in the DRIP by written request to the Fund. Additional information regarding the Dividend Reinvestment Plan may be obtained by contacting the Investment Advisor at 847.239.7100.

TAX INFORMATION (UNAUDITED)

For corporate shareholders, 15.2% of the distributions qualify for the dividends received deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief
Reconciliation Act of 2003. For the Year ended December 31, 2015,
15.2% of the dividends paid from net investment income from the Fund is designated as qualified dividend income.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FUND EXPENSES (UNAUDITED)

A shareholder of the Fund incurs two types of costs: (1) transaction costs, such as redemption fees which may apply to shares held for less than one year, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for shareholders. The table shows the expenses that a shareholder would have paid on a $1,000 investment in the Fund from July 1, 2015 to December 31, 2015 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at December 31, 2015 by $1,000 and multiplying the results by the number in the Expenses Paid During the Period row as shown below.

Beginning Account Value                     $1,000.00
Ending Account Value                        $  836.12
Expenses Paid During Period*                $   10.87
Annualized Expense Ratio                         2.35%

Hypothetical Example for Comparison Purposes

The following table provides information about a hypothetical account value and hypothetical expenses for the period July 1, 2015 to December 31, 2015 based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these transaction costs were included, your costs would have been higher.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,013.40
Expenses Paid During Period*                $   11.92
Annualized Expense Ratio                        2.35%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (to reflect the one-half year period). For this purpose, margin interest is treated as an expense as opposed to a cost of capital.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
INVESTMENT ADVISORY AGREEMENT APPROVAL (Unaudited)

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board and by a majority of the independent Directors.

On December 9, 2015, the Board of Directors, including the independent Directors (referred to collectively as the "Directors") unanimously determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In approving the investment advisory agreement, the Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements.

The Directors evaluated, among other things, the items set forth below, and, after considering all factors together, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered by the Directors.

Nature, Extent and Quality of the Services Provided.
The Directors considered the roles and responsibilities of the Investment Advisor. The Directors discussed with the Investment Advisor the systems and resources utilized in managing the Fund and providing additional services including, accounting, legal, administrative, marketing and client service. The Directors determined that the nature, extent and quality of the services provided by the Investment Advisor support its decision to approve the investment advisory contract.

Performance, fees and expenses of the Fund.
The Directors compared the Fund's performance to its peers in the open-end convertible fund universe. In addition, on a regular basis, the Directors review the Fund's performance verses appropriate market indices. When considering the Fund's performance, the Directors discussed with the Investment Advisor the performance goals and the actual results achieved in managing the Fund with an emphasis placed on long-term returns. The Directors discussed with the Investment
Advisor the level of advisory fees for the Fund relative to other products advised by the adviser and the level of Fund expenses, including advisory fees, relative to comparable funds in the marketplace. The Directors reviewed not only the advisory fees but also other fees and expenses incurred by the Fund and the Fund's overall expense ratio. The Directors determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Pofitability. The Directors discussed the substantial resources that the Investment Advisor utilizes in performing its services for the Fund as well as the profitability of the Fund as compared to other products managed by the Investment Advisor. The Directors determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale.
The Directors considered the size of the Fund, the breakpoints in the management fee structure and how it relates to the Fund's expense ratio. The Directors determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

DIRECTORS AND OFFICERS (UNAUDITED)
                                                   Number of
Name, Address  Position(s)Term and    Principal    Portfolios  Other
and Age        held with  Length of   Occupation(s)in Fund  Director-
               the fund   Time Served              Complex    ships
                                                   Overseen  Held by
                                                   by        Director
                                                   Director

Gene T. Pretti Director   Indefinite1 CEO and Sr.        N/A     N/A
1001 Tahoe BlvdPresident  22 years   Portfolio Mngr.
Incline Village,                     Zazove Associates, LLC
Nv 89451
Age: 54

Steven M.      Secretary  20 years    COO and Legal      N/A     N/A
Kleiman        Treasurer              counsel
1033 Skokie                           Zazove Associates, LLC
Blvd., Suite 310
Northbrook, IL 60062
Age: 54

Andrew J.      Director   Indefinite  Investment Advisor N/A     N/A
Goodwin, III              22 years2   Optimum Investment Advisors
100 S. Wacker Dr.
Suite 2100
Chicago, IL 60606
Age: 72

Jack L. Hansen  Director  Indefinite  Portfolio Manager   N/A    N/A
3600 Minnesota Dr         20 years2   The Clifton Group
Suite 325
Edina, MN 55435
Age: 55

Peter A.       Director   Indefinite  Physician at        N/A     N/A
Lechman                   22 years2   Northwestern Memorial
914 Wagner Road
Glenview, IL 60025
Age: 52




1 "Interested person" as defined in the Investment Company Act of
   1940, as amended.
2 Includes time served as Director General Partner with Zazove
  Convertible Fund, L.P., the predecessor to the Fund.





ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             235 W. Galena Street
                               Milwaukee, WI  53212

Item 2:	Code of Ethics

(a) Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer(s).

(b) No action required.

(c) Registrant did not adopt any amendment to the Code of Ethics during the period covered.

(d) Registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

    (2) Not applicable.

    (3) Upon request, registrant will provide a copy without charge of its Code of Ethics. Requests may be made by contacting registrant by telephone at 847.239.7100.


Item 3:  Audit Committee Financial Expert
Although Registrant's disinterested directors are sophisticated and financially literate and have the necessary education and experience to be effective directors, no director possesses all of the specified attributes required to qualify as an audit committee financial expert under the rules.

Item 4:  Principal Accountant Fees and Services
(a) Audit Fees:
    Audit Fees for the year ended December 31, 2014  $32,800
    Audit Fees for the year ended December 31, 2015  $33,600

(b) Audit Related Fees:
    Audit-Related Fees for the year ended December 31, 2014 $0.00 Audit-Related Fees for the year ended December 31, 2015 $0.00

(c) Tax Fees:
    Tax Fees for the year ended December 31, 2014  $13,000
    Tax Fees for the year ended December 31, 2014  $13,400
    The foregoing fees were incurred for professional services rendered by Registrant's principal accountant for tax Compliance and tax return preparation.

(d) All Other Fees:
    All Other Fees for the year ended December 31, 2014  $0.00
    All Other Fees for the year ended December 31, 2015  $0.00

(e) Audit Committee's Procedures (Rule 2-01 of Regulation S-X).
    This Rule is not applicable since Registrant is not a reporting company under the Securities Exchange Act of 1934.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant for the years ended
    December 31, 2014 and December 31, 2014 were $13,000 and
    $13,400, respectively.

    The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant's investment advisor for the years ended December 31, 2014 and December 31, 2015 were $20,625 and $21,250, respectively.

(h) Registrant's board of directors was made aware of the fact that Registrant's principal accountant provides tax preparation and audit services for Registrant's investment advisor and for investment partnerships managed by investment advisor.

Item 5:  Audit Committee of Listed Registrants
This item only applies to a registrant that is a listed issuer as defined in Rule 10A-3 under the Exchange Act
(17 CFR 240.10A-3) and is therefore not applicable.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
A copy of Registrant's Proxy Voting Policies and
Procedures are included as an Exhibit hereto.

Item 8:  Portfolio Managers of Closed-End Management Investment
Companies

(a)
(1) Zazove Associates, LLC is engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. The Investment Advisor is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.
Gene T. Pretti serves as President of the Fund and has served as the Investment Advisor's Chief Executive Officer and Senior
Portfolio Manager since October 1989. Mr. Pretti is responsible for the day-to-day management of the Fund and is also primarily responsible for managing certain other investment portfolios managed by the Investment Advisor.

(2) The following chart provides certain information with regard to the other accounts over which Mr. Pretti is primarily responsible for the day-to-day management:

Category                          No. of Accounts    Assets
Registered investment companies          -0-         -0-
Other Pooled investment vehicles          2          $93.5 million
Other Accounts                            88         $3.1 billion

                                  No. of Accounts
                                  With Performance
                                  Based Fees         Assets
Registered investment companies       -0-            -0-
Other Pooled investment vehicles       1            $75 million
Other Accounts                        19            $803.5 million

The Investment Advisor engages in the practice of placing aggregate orders for the purchase or sale of securities on behalf of its clients, which could include the Fund. It is often the case that larger principal transactions can be executed at more favorable prices than multiple smaller orders. In addition, larger broker transactions may often be executed at lower commission costs on a per-dollar basis than multiple small orders. In all cases in which an aggregate order to purchase or sell securities is placed by the Investment Advisor, each account that participates in the aggregated order will participate at the average price and all transactions costs will be shared pro rata. The Investment Advisor will act in good faith in the allocation of an aggregated order among accounts (including the Fund) such that no account is favored over any other account. The Investment Advisor may have financial or other incentives to favor certain other accounts over the Fund (e.g., another account pays higher fees), but the Investment Advisor intends to treat all accounts (including the Fund) in a fair, reasonable and equitable manner.

(3) Portfolio Manager Compensation
Mr. Pretti receives a fixed salary that is not dependent on the performance of the Fund or any other accounts that he is primarily responsible for managing. As the Investment Advisor's majority equity holder, Mr. Pretti receives a distributive share of the Investment Advisors net income.

(4) Portfolio Manager Beneficial Ownership in the Fund
The dollar range of Mr. Pretti's beneficial interest of equity securities in the Fund is $500,000 - $1,000,000.

(b)  Not applicable.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-

February       -0-

March         1,625    $19.19          *             *

April          -0-

May            -0-

June          1,646     $18.45          *             *

July           -0-

August         -0-

September     2,338    $16.00          *             *

October        -0-

November       -0-

December      2,599    $14.93          *             *


* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during 2014. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's last fiscal half-year (Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.


Item 12:  Exhibits
(a)(1) Registrants Code of Ethics is attached as an exhibit.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Zazove Convertible Securities Fund, Inc.


By: /s/ Gene T. Pretti
    ---------------------------------
Name: Gene T. Pretti
Title: Principal Executive Officer
Date: February 25, 2015


By: /s/ Steven M. Kleiman
    ---------------------------------
Name: Steven M. Kleiman
Title: Principal Financial Officer
Date: February 25, 2015